Exhibit 10.1

FIRST MODIFICATION AGREEMENT

This FIRST MODIFICATION AGREEMENT (this “Agreement”) is made to be effective as of December 13, 2019, by and among (i) CENTURY COMMUNITIES, INC., a Delaware corporation (“Borrower”), (ii) the undersigned Guarantors, (iii) the undersigned Lenders, and (iv) TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (“Administrative Agent”).

W I T N E S S E T H :

WHEREAS, Administrative Agent, Borrower and Lenders are parties to that certain Amended and Restated Credit Agreement (as amended, the “Credit Agreement”), dated June 5, 2018, which established a revolving line of credit in the maximum principal sum of $540,000,000 (the “Credit Facility”); and

WHEREAS, the Credit Facility Amount was increased from $540,000,000.00 to $590,000,000, pursuant to Section 2.10 of the Credit Agreement and that certain Joinder Agreement, dated June 28, 2018, by and among Administrative Agent, Borrower, the Guarantors, and certain of the Lenders; and

WHEREAS, the Credit Facility Amount was further increased from $590,000,000 to $640,000,000, pursuant to Section 2.10 of the Credit Agreement and that certain Commitment Increase and Joinder Agreement, dated February 12, 2019, by and among Administrative Agent, Borrower, the Guarantors, and certain of the Lenders; and

WHEREAS, Administrative Agent, Borrower, the undersigned Guarantors, and the undersigned Lenders now propose to further modify the terms and provisions of the Credit Agreement and the other related documents executed by Borrower or third parties pertaining to, evidencing or securing the Credit Facility (collectively, the “Loan Documents”).

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Administrative Agent, Borrower, the undersigned Guarantors, and the undersigned Lenders hereby agree as follows:

1.    Definitions. All terms used herein with initial capital letters, but not defined herein, shall have the meanings specified in the Credit Agreement.

2.    Extension of Maturity Date.

(a)    Pursuant to Section 2.11 of the Credit Agreement, the Maturity Date is hereby extended from April 30, 2022, to April 30, 2023.

(b)    This Agreement shall be deemed to be an Extension Option Agreement.

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(c)    Simultaneously with the execution and delivery of this Agreement, Borrower shall pay to Administrative Agent an aggregate Extension Fee in the amount of $960,000, which fee shall be for the account of each Lender in accordance with its Applicable Percentage.

3.    Uncommitted Increase in Commitments.

(a)    From and after the date of this Agreement, Borrower may from time to time, request additional increases in the Credit Facility Amount and the aggregate Commitments by an amount (for all such requests) not exceeding $110,000,000 (i.e., up to a maximum potential Credit Facility Amount of $750,000,000); provided that (i) any such request for an increase shall be in a minimum amount of $20,000,000, and (ii) Borrower may make a maximum of three such requests.

(b)    Any and all increase requests made pursuant to this Agreement shall be subject to the terms and conditions set forth in Section 2.10 of the Credit Agreement.

(c)    No Lender shall have any obligation to increase its Commitment, and any Lender may refuse to do so in its sole discretion.

4.    Uncommitted Extension Option.

(a)    From and after the date of this Agreement, Borrower may make one additional Extension Option request (i.e., request to extend the Maturity Date to April 30, 2024).

(b)    Any Extension Option request made pursuant to this Agreement shall be subject to the terms and conditions set forth in Section 2.11 of the Credit Agreement.

(c)    No Lender shall have any obligation to extend the Maturity Date, and any Lender may refuse to do so in its sole discretion.

5.    Letter of Credit Sublimit. The Letter of Credit Sublimit, as set forth in Section 1.1 of the Credit Agreement, is hereby increased from $40,000,000, to $50,000,000.

6.    Tangible Net Worth. Section 9.3 of the Credit Agreement is hereby revised and replaced in entirety as follows:

Section 9.3 Tangible Net Worth. Borrower shall not permit, as of the last day of any fiscal quarter, Tangible Net Worth for Borrower and its Subsidiaries, on a consolidated basis, to be less than the sum of (a) $639,900,000, plus (b) 50% of the net proceeds of any issuances of stock or other equity interests of any Obligated Party (other than to another Obligated Party) after September 30, 2019, plus (c) 50% of the amount of quarterly net income of Borrower and its subsidiaries, on a consolidated basis (but without deduction for any net loss), after September 30, 2019.

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7.    Compliance Certificate. The form of Compliance Certificate attached to the Credit Agreement as Exhibit C is hereby revised and replaced in entirety with Exhibit C attached hereto.

8.    Divisions. The following paragraph is hereby added to the Credit Agreement as Section 1.9:

Section 1.9 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware Law (or any comparable event under a different jurisdiction’s Laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time.

9.    Eurodollar Rate. The definition of “Eurodollar Rate,” as set forth in Section 1.1 of the Credit Agreement, is hereby revised and replaced in entirety as follows:

“Eurodollar Rate” means:

(a) with respect to any Eurodollar Rate Loan for any Interest Period, the rate (expressed as a percentage per annum and adjusted as described in Section 3.3(b)) for deposits in Dollars for a term comparable to such Interest Period that is published or announced on Bloomberg BTMM (or on any successor or substitute page or service providing quotations of interest rates applicable to Dollar deposits in the London interbank market comparable to those currently provided on such page or service, as determined by Administrative Agent from time to time) as calculated by ICE as of 11:00 a.m., London, England time, on the related Eurodollar Rate Determination Date, and if such rate shall ceased to be published or announced on Bloomberg BTMM or such successor or substitute page or service or if Administrative Agent determines (which determination shall be conclusive absent manifest error) that the rate calculated by ICE no longer accurately reflects the rate available to Administrative Agent in the London interbank market and that such circumstance is likely to be temporary, then the Eurodollar Rate shall be determined by Administrative Agent to be the offered rate as announced by a recognized commercial service as representing the

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average London interbank offered rate for deposits in Dollars for a term comparable to such Interest Period as of 11:00 a.m. on the relevant Eurodollar Rate Determination Date; and

(b) with respect to any interest calculation with respect to a Base Rate Loan on any date, the rate (expressed as a percentage per annum and adjusted as described in Section 3.3(b)) for deposits in Dollars for a term of one (1) month commencing on the date of calculation that is published or announced on Bloomberg BTMM (or on any successor or substitute page or service providing quotations of interest rates applicable to Dollar deposits in the London interbank market comparable to those currently provided on such page or service, as determined by Administrative Agent from time to time) as calculated by ICE as of 11:00 a.m., London, England time, on the related Eurodollar Rate Determination Date, and if such rate shall ceased to be published or announced on Bloomberg BTMM or such successor or substitute page or service or if Administrative Agent determines (which determination shall be conclusive absent manifest error) that the rate calculated by ICE no longer accurately reflects the rate available to Administrative Agent in the London interbank market and that such circumstance is likely to be temporary, then the Eurodollar Rate shall be determined by Administrative Agent to be the offered rate as announced by a recognized commercial service as representing the average London interbank offered rate for deposits in Dollars for a term of one (1) month as of 11:00 a.m. on the relevant Eurodollar Rate Determination Date.

10.    ICE. The following term, and accompanying definition, are hereby added to Section 1.1 of the Credit Agreement:

“ICE” means the Intercontinental Exchange Benchmark Administration or any successor thereto.

11.    Inability to Determine Rates. Section 3.3 of the Credit Agreement is hereby revised and replaced in entirety as follows:

Section 3.3 Inability to Determine Rates.

(a) Subject to clause (b) below, if (i) Administrative Agent or the Required Lenders determine that for any reason in connection with any request for a Eurodollar Rate Loan or a conversion to or continuation thereof that (A) Dollar

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deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such Eurodollar Rate Loan, (B) adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan or in connection with an existing or proposed Base Rate Loan, (C) the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Eurodollar Rate Loan, (D) ICE has ceased to calculate the Eurodollar Rate, or (E) the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan or in connection with an existing or proposed Base Rate Loan does not accurately reflect the rate available to the Lenders in the London interbank market, or (ii) by reason of any Change in Law any Lender would become subject to restrictions on the amount of a category of liabilities or assets which it may hold and notifies Administrative Agent of same, Administrative Agent will promptly so notify Borrower and each Lender. Thereafter, (x) the obligation of Lenders to make or maintain Eurodollar Rate Loans shall be suspended, and (y) in the event of a determination described in the preceding sentence with respect to the Eurodollar Rate component of the Base Rate, the utilization of the Eurodollar Rate component in determining the Base Rate shall be suspended, in each case until Administrative Agent (upon the instruction of the Required Lenders) revokes such notice or a Replacement Rate and replacement benchmark spread has been established pursuant to Section 3.3(b). Upon receipt of such notice, Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Borrowings or, failing that, will be deemed to have converted such request into a request for a Base Rate Borrowing in the amount specified therein.

(b) If at any time Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) any of the circumstances set forth in clause (a)(i) or clause (a)(ii) have arisen and such circumstances are unlikely to be temporary or (ii) any of the circumstances set forth in clause (a)(i) or clause (a)(ii) have not arisen but (x) ICE or the Alternative Reference Rates Committee convened by the Board of Governors has announced a

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commercial loan index as an alternative to the Eurodollar Rate and commercial banks in the United States are using such alternative loan index for new commercial loans, (y) the Eurodollar Rate is no longer being widely used by commercial banks as a loan index in the United States for new commercial loans similar to the Credit Facility, or (z) a Governmental Authority having jurisdiction over Administrative Agent has made a public statement identifying a specific date after which the Eurodollar Rate shall no longer be used for determining interest rates for new commercial loans originated in the United States, then Administrative Agent may, to the extent practicable (in consultation with Borrower and as determined by Administrative Agent to be generally in accordance with similar situations in other transactions in which it is serving as administrative agent or otherwise consistent with market practice), establish a replacement interest rate (the “Replacement Rate” provided that, if the Replacement Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement) and a replacement benchmark spread, and Borrower and Administrative Agent shall enter into an amendment to this Agreement to reflect such Replacement Rate and replacement benchmark spread or such other related changes to this Agreement as may be applicable. Notwithstanding anything to the contrary in Section 12.10, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as Administrative Agent shall not have received, within five (5) Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Required Lenders stating that such Required Lenders object to such amendment.

12.    Federal Funds Rate. The following sentence is hereby added to the end of the definition of “Federal Funds Rate,” as it appears in Section 1.1 of the Credit Agreement: “Notwithstanding the foregoing, if the Federal Funds Rate is less than zero, then such rate shall be deemed to be zero for purposes of this Agreement.”

13.    Prime Rate. The following sentence is hereby added to the end of the definition of “Prime Rate,” as it appears in Section 1.1 of the Credit Agreement: “Notwithstanding the foregoing, if the Prime Rate is less than zero, then such rate shall be deemed to be zero for purposes of this Agreement.”

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14.    Qualified Financial Contracts.

(a)    The following terms, and accompanying definitions, are hereby added to Section 1.1 of the Credit Agreement:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

(b)    The following paragraphs are hereby added to the Credit Agreement as Section 12.31:

Section 12.31 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the Laws of the State of Texas and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or

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under such Supported QFC and such QFC Credit Support, and any rights in Property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in Property) were governed by the Laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the Laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

15.    Real Estate Subsidiaries. The list of Real Estate Subsidiaries attached to the Credit Agreement as Schedule 6.13 is hereby revised and replaced in entirety with Schedule 6.13 attached hereto. Borrower represents and warrants that (a) as of the date of this Agreement, Borrower has no Real Estate Subsidiaries other than those listed on Schedule 6.13 attached hereto, and (b) Schedule 6.13 sets forth the jurisdiction of incorporation or organization of each such Real Estate Subsidiary and the percentage of Borrower’s ownership interest in such Real Estate Subsidiary.

16.    Acknowledgment by Borrower. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Borrower or any third party to Administrative Agent and Lenders, as evidenced by the Loan Documents. Borrower hereby acknowledges, agrees and represents that (i) Borrower is indebted to Lenders pursuant to the terms of the Notes; (ii) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Loan Documents, and the other obligations created or evidenced by the Loan Documents; (iii) Borrower has no claims, offsets, defenses or counterclaims arising from any of Administrative Agent’s or Lenders’ acts or omissions with respect to the Loan Documents or Administrative Agent’s or Lenders’ performance under the Loan Documents; (iv) the representations and warranties of Borrower contained in the Loan Documents are true and correct as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date; (v) Borrower is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Borrower of its obligations under the terms and provisions of the Loan Documents, and (vi)

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neither Administrative Agent nor Lenders are in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Administrative Agent or Lenders of their respective obligations under the terms and provisions of the Loan Documents. To the extent Borrower now has any claims, offsets, defenses or counterclaims against Administrative Agent or Lenders or the repayment of all or a portion of the Credit Facility, whether known or unknown, fixed or contingent, same are hereby forever irrevocably waived and released in their entirety.

17.    No Waiver of Remedies. Except as may be expressly set forth herein, nothing contained in this Agreement shall prejudice, act as, or be deemed to be a waiver of any right or remedy available to Administrative Agent or Lenders by reason of the occurrence or existence of any fact, circumstance or event constituting a default under the Loan Documents.

18.    Joinder of Guarantors. By its execution hereof, each Guarantor hereby (i) acknowledges and consents to the terms and provisions hereof; (ii) ratifies and confirms the Guaranty, including all interest and costs of collection, to or for the benefit of Administrative Agent and Lenders; (iii) agrees that the Guaranty is and shall remain in full force and effect and that the terms and provisions of the Guaranty cover and pertain to the Credit Facility, Notes and other Loan Documents as modified hereby; (iv) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of the Guaranty or the other obligations created and evidenced by the Guaranty; (v) certifies that the representations and warranties contained in the Guaranty remain true and correct representations and warranties of Guarantor as of the date hereof; and (vi) acknowledges that Administrative Agent and Lenders have satisfied and performed their covenants and obligations under the Guaranty and the other Loan Documents, and that no action or failure to act by or on behalf of, Administrative Agent or Lenders has or will give rise to any cause of action or other claim against Administrative Agent or Lenders for breach of the Guaranty or other Loan Documents or otherwise.

19.    Costs and Expenses. Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation, execution and recordation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, reasonable fees and expenses of legal counsel to Administrative Agent.

20.    Additional Documentation. From time to time, Borrower shall execute or procure and deliver to Administrative Agent such other and further documents and instruments evidencing, securing or pertaining to the Credit Facility or the Loan Documents as shall be reasonably requested by Administrative Agent so as to evidence or effect the terms and provisions hereof. If requested by Administrative Agent, Borrower shall cause to be delivered to Administrative Agent, an opinion of counsel, satisfactory to Administrative Agent, opining to (i) the validity and enforceability of this Agreement and the other Loan Documents executed on this date in connection with the transaction contemplated hereby; (ii) the authority of Borrower, and any constituents of Borrower, to execute, deliver and perform its or their respective obligations under the Loan Documents, as hereby modified; and (iii) such other matters as reasonably requested by Administrative Agent.

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21.    Effectiveness of the Loan Documents. Except as expressly modified by the terms and provisions hereof, each of the terms and provisions of the Loan Documents are hereby ratified and shall remain in full force and effect; provided, however, that any reference in any of the Loan Documents to the Credit Facility, the amount constituting the Credit Facility, any defined terms, or to any of the other Loan Documents shall be deemed, from and after the date hereof, to refer to the Credit Facility, the amount constituting the Credit Facility, defined terms and to such other Loan Documents, as modified hereby.

22.    Governing Law. THE TERMS AND PROVISIONS HEREOF SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN.

23.    Time. Time is of the essence in the performance of the covenants contained herein and in the Loan Documents.

24.    Binding Agreement. This Agreement shall be binding upon the successors and assigns of the parties hereto; provided, however, the foregoing shall not be deemed or construed to (i) permit, sanction, authorize or condone the assignment of any rights, titles or interests in and to Borrower, or (ii) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto, which such party would not or did not otherwise possess.

25.    Headings. The section headings hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.

26.    Construction. Whenever the context hereof so requires, reference to the singular shall include the plural and likewise, the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine or neuter, as appropriate; and specific enumeration shall not exclude the general, but shall be construed as cumulative of the general recitation.

27.    Severability. If any clause or provision of this Agreement is or should ever be held to be illegal, invalid or unenforceable under any present or future law applicable to the terms hereof, then and in that event, it is the intention of the parties hereto that the remainder of this Agreement shall not be affected thereby, and that in lieu of each such clause or provision of this Agreement that is illegal, invalid or unenforceable, such clause or provision shall be judicially construed and interpreted to be as similar in substance and content to such illegal, invalid or unenforceable clause or provision, as the context thereof would reasonably suggest, so as to thereafter be legal, valid and enforceable.

28.    Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart

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may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages. Delivery of an executed counterpart of this Agreement by facsimile or portable document format (PDF) via email shall be equally as effective as delivery of an executed original counterpart.

29.    Notice of Final Agreement. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO OR THERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO OR THERETO. THE PROVISIONS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE RESPECTIVE PARTIES TO SUCH DOCUMENTS.

[The remainder of this page is intentionally left blank. The signature pages follow.]

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EXECUTED to be effective as of the date first above written.

ADMINISTRATIVE AGENT:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:	/s/ Sabrina Chou
Name:	Sabrina Chou
Title:	Vice President

FIRST MODIFICATION AGREEMENT – Administrative Agent’s Signature Page

LENDER:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:	/s/ Sabrina Chou
Name:	Sabrina Chou
Title:	Vice President

FIRST MODIFICATION AGREEMENT - Lender’s Signature Page [Texas Capital Bank, National Association]

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Helen Chan
Name:	Helen Chan
Title:	Vice President

FIRST MODIFICATION AGREEMENT - Lender’s Signature Page [Bank of America, N.A.]

LENDER:

FIFTH THIRD BANK

By:	/s/ Talianna Carlson-Manne
Name:	Talianna Carlson-Manne
Title:	Senior Vice President

FIRST MODIFICATION AGREEMENT - Lender’s Signature Page [Fifth Third Bank]

LENDER:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Mike Shoemaker
Name:	Mike Shoemaker
Title:	VP, Relationship Manager

FIRST MODIFICATION AGREEMENT - Lender’s Signature Page [U.S. Bank National Association]

LENDER:

BMO HARRIS BANK N.A.

By:	/s/ Amy K. Dumser
Name:	Amy K. Dumser
Title:	Director

FIRST MODIFICATION AGREEMENT - Lender’s Signature Page [BMO Harris Bank N.A.]

LENDER:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Nadeige Dang
Name:	Nadeige Dang
Title:	Executive Director

FIRST MODIFICATION AGREEMENT - Lender’s Signature Page [JPMorgan Chase Bank, N.A.]

LENDER:

BBVA USA fka COMPASS BANK

By:	/s/ Ben Weimer
Name:	Ben Weimer
Title:	Senior Vice President

FIRST MODIFICATION AGREEMENT - Lender’s Signature Page [Compass Bank]

LENDER:

CIBC BANK USA

By:	/s/ Michael Olson
Name:	Michael Olson
Title:	Managing Director

FIRST MODIFICATION AGREEMENT - Lender’s Signature Page [CIBC Bank USA]

LENDER:

CITIBANK, N.A.

By:	/s/ Michael Vondriska
Name:	Michael Vondriska
Title:	Vice President

FIRST MODIFICATION AGREEMENT - Lender’s Signature Page [Citibank, N.A.]

LENDER:

ZIONS BANCORPORATION, N.A. dba VECTRA BANK COLORADO

By:	/s/ Shane Frazier
Name:	Shane Frazier
Title:	Vice President

FIRST MODIFICATION AGREEMENT - Lender’s Signature Page [Vectra Bank Colorado]

LENDER:

FLAGSTAR BANK, FSB, a federally chartered savings bank

By:	/s/ Philip Trujillo
Name:	Philip Trujillo
Title:	Vice President

FIRST MODIFICATION AGREEMENT - Lender’s Signature Page [Flagstar Bank, FSB]

LENDER:

PROSPERITY BANK DBA LEGACYTEXAS BANK

By:	/s/ Eric Sonneborn
Name:	Eric Sonneborn
Title:	Senior Vice President

FIRST MODIFICATION AGREEMENT - Lender’s Signature Page [Prosperity Bank dba LegacyTexas Bank]

BORROWER:

CENTURY COMMUNITIES, INC., a Delaware corporation

By:	/s/ David Messenger
Name:	David Messenger
Title:	Chief Financial Officer

FIRST MODIFICATION AGREEMENT – Borrower’s Signature Page

GUARANTORS:

BMC REALTY ADVISORS, INC., a California corporation

By: /s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

AUGUSTA POINTE, LLC,
AVALON AT INVERNESS, LLC,
AVR A, LLC,
AVR B, LLC,
AVR C, LLC,
BEACON POINTE, LLC,
BLACKSTONE HOMES, LLC,
CC COMMUNITIES, LLC,
CCC HOLDINGS, LLC,
CCH HOMES, LLC,
CENTURY AT ANTHOLOGY, LLC,
CENTURY AT ASH MEADOWS, LLC,
CENTURY AT AUTUMN VALLEY RANCH, LLC,
CENTURY AT BEACON POINTE, LLC,
CENTURY AT BELLEVIEW PLACE, LLC,
CENTURY AT CALEY, LLC,
CENTURY AT CANDELAS, LLC,
CENTURY AT CAROUSEL FARMS, LLC,
CENTURY AT CASTLE PINES TOWN CENTER, LLC,
CENTURY AT CLAREMONT RANCH, LLC,
CENTURY AT COLLIERS HILL, LLC,
CENTURY AT COMPARK VILLAGE NORTH, LLC,
CENTURY AT COMPARK VILLAGE SOUTH, LLC,
CENTURY AT COYOTE CREEK, LLC,
CENTURY AT FOREST MEADOWS, LLC,
CENTURY AT HARVEST MEADOWS, LLC,
CENTURY AT LANDMARK, LLC,
CENTURY AT LITTLETON VILLAGE, LLC,
CENTURY AT LITTLETON VILLAGE II, LLC,
CENTURY AT LOR, LLC,
CENTURY AT LOWRY, LLC,
CENTURY AT MARVELLA, LLC,
CENTURY AT MAYFIELD, LLC,
CENTURY AT MIDTOWN, LLC,
CENTURY AT MILLENNIUM, LLC,
CENTURY AT MURPHY CREEK, LLC,

FIRST MODIFICATION AGREEMENT – Guarantor’s Signature Page 1 of 5

CENTURY AT OAK STREET, LLC,
CENTURY AT OBSERVATORY HEIGHTS, LLC,
CENTURY AT OUTLOOK, LLC,
CENTURY AT PEARSON GROVE, LLC,
CENTURY AT SALISBURY HEIGHTS, LLC,
CENTURY AT SOUTHSHORE, LLC,
CENTURY AT SPRING VALLEY RANCH, LLC,
CENTURY AT TANGLEWOOD, LLC,
CENTURY AT TERRAIN, LLC,
CENTURY AT THE GROVE, LLC,
CENTURY AT THE HEIGHTS, LLC,
CENTURY AT THE MEADOWS, LLC,
CENTURY AT VISTA RIDGE, LLC,
CENTURY AT WILDGRASS, LLC,
CENTURY AT WOLF RANCH, LLC,
CENTURY AT WYNDHAM HILL, LLC,
CENTURY CITY, LLC,
CENTURY COMMUNITIES OF GEORGIA, LLC,
CENTURY COMMUNITIES SOUTHEAST, LLC,
CENTURY GROUP LLC,
CENTURY LAND HOLDINGS, LLC,
CENTURY LAND HOLDINGS II, LLC,
CENTURY LAND HOLDINGS OF TEXAS, LLC,
CENTURY TOWNHOMES AT CANDELAS, LLC,
CHERRY HILL PARK, LLC,
COTTAGES AT WILLOW PARK, LLC,
CROWN HILL, LLC,
ENCLAVE AT BOYD PONDS, LLC,
ENCLAVE AT CHERRY CREEK, LLC,
ENCLAVE AT PINE GROVE, LLC,
ESTATES AT CHATFIELD FARMS, LLC,
HEARTH AT OAK MEADOWS, LLC,
HOMETOWN, LLC,
HOMETOWN SOUTH, LLC,
HORIZON BUILDING SERVICES, LLC,
LAKEVIEW FORT COLLINS, LLC,
MADISON ESTATES, LLC,
MERIDIAN RANCH, LLC,
MONTECITO AT RIDGEGATE, LLC,
PARK 5TH AVENUE DEVELOPMENT CO., LLC,
PRESERVE AT BRIARGATE, LLC,
RESERVE AT HIGHPOINTE ESTATES, LLC,
RESERVE AT THE MEADOWS, LLC,
SADDLEBACK HEIGHTS, LLC,
SADDLE ROCK GOLF, LLC,
STETSON RIDGE HOMES, LLC,
THE RETREAT AT RIDGEGATE, LLC,
THE VISTAS AT NOR’WOOD, LLC,
VENUE AT ARISTA, LLC,
VERONA ESTATES, LLC,
VILLAS AT MURPHY CREEK, LLC,

FIRST MODIFICATION AGREEMENT – Guarantor’s Signature Page 2 of 5

WATERSIDE AT HIGHLAND PARK, LLC,
WESTOWN CONDOMINIUMS, LLC,
WESTOWN TOWNHOMES, LLC, and
WILDGRASS, LLC,
all Colorado limited liability companies

By:	/s/ David Messenger
Name:	David Messenger
Title:	Authorized Signatory

BENCHMARK BUILDERS NORTH CAROLINA, LLC,
BENCHMARK COMMUNITIES, LLC,
BMC EAST GARRISON, LLC,
BMC EG BLUFFS, LLC,
BMC EG BUNGALOW, LLC,
BMC EG COURTYARDS, LLC,
BMC EG GARDEN, LLC,
BMC EG GROVE, LLC,
BMC EG TOWNS, LLC,
BMC EG VILLAGE, LLC,
BMC MEADOWOOD II, LLC,
BMC PINE RIDGE, LLC,
BMC PROMISE WAY, LLC,
BMC RANCHO ETIWANDA, LLC,
BMC RED HAWK, LLC,
BMC ROSEMEAD, LLC,
BMC SAGEWOOD, LLC,
BMC SHIELDS LOCAN, LLC,
BMC TOUCHSTONE, LLC,
BMCH CALIFORNIA, LLC,
BMCH NORTH CAROLINA, LLC,
BMCH TENNESSEE, LLC,
BMCH WASHINGTON, LLC,
CENTURY COMMUNITIES OF CALIFORNIA, LLC, CENTURY COMMUNITIES OF NEVADA, LLC,
CENTURY COMMUNITIES OF NORTH CAROLINA, LLC,
CENTURY COMMUNITIES OF SOUTH CAROLINA, LLC,
CENTURY COMMUNITIES OF TENNESSEE, LLC,
CENTURY COMMUNITIES OF WASHINGTON, LLC,
CENTURY RHODES RANCH GC, LLC,
CENTURY TUSCANY GC, LLC,
NEIGHBORHOOD ASSOCIATIONS GROUP, LLC,
UCP, LLC,
UCP BARCLAY III, LLC,
UCP EAST GARRISON, LLC,
UCP HILLCREST HOLLISTER, LLC,
UCP KERMAN, LLC,
UCP MEADOWOOD III, LLC,

FIRST MODIFICATION AGREEMENT – Guarantor’s Signature Page 3 of 5

UCP SAGEWOOD, LLC,
UCP SANTA ANA HOLLISTER, LLC,
UCP SOLEDAD, LLC,
UCP TAPESTRY, LLC,
UCP QUAIL RUN, LLC, and
WJH LLC,
all Delaware limited liability companies

By:	/s/ David Messenger
Name:	David Messenger
Title:	Authorized Signatory

CASA ACQUISITION CORP.,
a Delaware corporation

By:	/s/ David Messenger
Name:	David Messenger
Title:	Authorized Signatory

CCG CONSTRUCTORS LLC, and
CCG REALTY GROUP LLC,
all Georgia limited liability companies

By:	/s/ David Messenger
Name:	David Messenger
Title:	Authorized Signatory

CENTURY COMMUNITIES OF NEVADA REALTY, LLC,
a Nevada limited liability company

By:	/s/ David Messenger
Name:	David Messenger
Title:	Authorized Signatory

FIRST MODIFICATION AGREEMENT – Guarantor’s Signature Page 4 of 5

CENTURY COMMUNITIES OF UTAH, LLC, and
CENTURY LAND HOLDINGS OF UTAH, LLC,
all Utah limited liability companies

By:	/s/ David Messenger
Name:	David Messenger
Title:	Authorized Signatory

SWMJ CONSTRUCTION, INC.,
a Texas corporation

By:	/s/ David Messenger
Name:	David Messenger
Title:	Authorized Signatory

FIRST MODIFICATION AGREEMENT – Guarantor’s Signature Page 5 of 5

EXHIBIT C

Compliance Certificate

[The form of Compliance Certificate follows this cover page.]

EXHIBIT C – Compliance Certificate

COMPLIANCE CERTIFICATE

FOR QUARTER ENDED (the “Subject Period”)
ADMINISTRATIVE AGENT:	Texas Capital Bank, National Association
BORROWER:	Century Communities, Inc.

This Compliance Certificate (this “Certificate”) is delivered under the Amended and Restated Credit Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) dated as of June 5, 2018, by and among Borrower, the Lenders from time to time party thereto and Administrative Agent. Capitalized terms used in this Certificate shall, unless otherwise indicated, have the meanings set forth in the Credit Agreement. The undersigned hereby certifies to Administrative Agent and Lender as of the date hereof that: (a) he is the                                               of Borrower, and that, as such, he is authorized to execute and deliver this Certificate to Administrative Agent on behalf of Borrower; (b) he has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under his supervision, a detailed review of the transactions and condition (financial or otherwise) of Borrower during the Subject Period; (c) during the Subject Period, to the best of his knowledge, Borrower performed and observed each covenant and condition of the Loan Documents applicable to it and no Default or Event of Default currently exists or has occurred which has not been cured or waived by Required Lenders or all Lenders, as required by the Loan Documents; (d) the representations and warranties of Borrower contained in Article 6 of the Credit Agreement, and any representations and warranties of Borrower that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Certificate, the representations and warranties contained in Section 6.2 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 7.1 of the Credit Agreement, including the statements in connection with which this Certificate is delivered; (e) the financial statements of Borrower attached to this Certificate were prepared in accordance with GAAP, and present, on a consolidated basis, fairly and accurately the financial condition and results of operations of Borrower and its Subsidiaries as of the end of and for the Subject Period; (f) the financial covenant analyses and information set forth below are true and accurate on and as of the date of this Certificate; and (g) the status of compliance by Borrower with certain covenants of the Credit Agreement at the end of the Subject Period is as set forth below:

COMPLIANCE CERTIFICATE – Page 1

In Compliance as of End of Subject Period (Please Indicate)
1.	Financial Statements and Reports

	(a) Provide annual audited FYE financial statements within 90 days after the last day of each fiscal year.	Yes	No

	(b) Provide quarterly financial statements within 45 days after the last day of the first three fiscal quarters of each year.	Yes	No

	(c) Provide monthly Borrowing Base Report within 30 days after the last day of each month.	Yes	No

	(d) Provide a quarterly Compliance Certificate within 45 days after the last day of each fiscal quarter.	Yes	No

	(e) Provide quarterly Inventory and Sales Status Report within 45 days after the last day of each fiscal quarter.	Yes	No

	(f) Provide annual projections no more than 60 days after the start of each fiscal year	Yes	No

2.	Real Estate Subsidiaries

	None, except as listed on Schedule 6.13, or that have executed a Guaranty.	Yes	No

3.	Debt

	None, except Debt permitted by Section 8.1 of the Credit Agreement.	Yes	No

4.	Liens

	None, except Liens permitted by Section 8.2 of the Credit Agreement.	Yes	No

5.	Acquisitions and Mergers

	None, except those permitted by Section 8.3 of the Credit Agreement.	Yes	No

6.	Dividends and Stock Repurchase	Yes	No

None, except as permitted by Section 8.4 of the Credit Agreement. (if applicable, Dollar amount during Subject Period: $ )

7.	Loans and Investments	Yes	No

None, except those permitted by Section 8.5 of the Credit Agreement.

8.	Issuance of Equity

	None, except issuances permitted by Section 8.6 of the Credit Agreement.	Yes	No

9.	Affiliate Transactions

	None, except transactions permitted by Section 8.7 of the Credit Agreement.	Yes	No

COMPLIANCE CERTIFICATE – Page 2

10.	Dispositions of Assets

	None, except dispositions permitted by Section 8.8 of the Credit Agreement.	Yes	No

11.	Sale and Leaseback Transactions

	None, except transactions permitted by Section 8.9 of the Credit Agreement.	Yes	No

12.	Prepayment of Debt

	None, except prepayments permitted by Section 8.10 of the Credit Agreement.	Yes	No

13.	Changes in Nature of Business

	None, except changes permitted by Section 8.11 of the Credit Agreement.	Yes	No

14.	Environmental Protection

	No activity likely to cause violations of Environmental Laws or create any Environmental Liabilities.	Yes	No

15.	Changes in Fiscal Year; Accounting Practices

	None, except transactions permitted by Section 8.13 of the Credit Agreement.	Yes	No

16.	No Negative Pledge

	None, except those permitted by Section 8.14 of the Credit Agreement.	Yes	No

17.	Leverage Ratio

• Maximum of 1.50 to 1.00 at end of Subject Period, if no Triggering Event

• Maximum of 1.75 to 1.00 for the first 4 Subject Periods ending after a Triggering Event

• Maximum of 1.60 to 1.00 for the 5th and 6th Sub. Periods ending after a Triggering Event

• Maximum of 1.50 to 1.00 for all other Subject Periods ending after a Triggering Event

(Defined as Debt divided by TNW).

	÷ =		Yes	No
	Debt	TNW

	Has Triggering Event Occurred?		Yes	No
Date of Triggering Event: , 20

18.	Interest Coverage Ratio		Yes	No

Minimum of 1.50 to 1.00 at end of Subject Period (Defined as EBITDA divided by Cash Interest Expense; calculated on a rolling 4 quarter basis).

COMPLIANCE CERTIFICATE – Page 3

_____________ ÷ _______________ = ____________ EBITDA Interest Expense

19.

Tangible Net Worth (TNW)

Minimum of $_________ at end of Subject Period (defined as (a) $639,900,000 plus (b) 50% of net proceeds of equity issuances after 9/30/19, plus (c) the sum of 50% of the amount of quarterly net income (without deduction for net loss) after 9/30/19.

		Yes	No

Equity Issuances: $____________ X 50% = $___________
Quarterly Net Income: $____________ X 50% = $__________

$639,900,000 + ____________ + ___________ = ___________ 50% of Equity 50% Net Issuances after Income after 9/30/2019 9/30/2019

Tangible Net Worth: $__________

20.	Liquidity Minimum of $40,000,000 at end of Subject Period	Yes	No
________ + ______________ = ___________ Cash Available to Draw Liquidity

21.	Risk Asset Ratio Maximum of 1.50 to 1.00 at end of Subject Period (Defined as Risk Assets divided by Tangible Net Worth).

	________ + ______________ + __________ = ___________ Land LUD Lots Risk Assets	Yes	No

_____________ ÷ _______________ = ____________ Risk Assets TNW
		Yes	No

COMPLIANCE CERTIFICATE – Page 4

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of                                     ,               .

RESPONSIBLE OFFICER:

Name:	David Messenger
Title:	Chief Financial Officer

COMPLIANCE CERTIFICATE – Page 5

SCHEDULE 6.13

Real Estate Subsidiaries

Borrower owns 100% of all Real Estate Subsidiaries, either directly or indirectly.

1.	AUGUSTA POINTE, LLC - a Colorado limited liability company
2.	AVALON AT INVERNESS, LLC - a Colorado limited liability company
3.	AVR A, LLC - a Colorado limited liability company
4.	AVR B, LLC - a Colorado limited liability company
5.	AVR C, LLC - a Colorado limited liability company
6.	BEACON POINTE, LLC - a Colorado limited liability company
7.	BENCHMARK BUILDERS NORTH CAROLINA, LLC - a Delaware limited liability company
8.	BENCHMARK COMMUNITIES, LLC - a Delaware limited liability company
9.	BLACKSTONE HOMES, LLC - a Colorado limited liability company
10.	BMC EAST GARRISON, LLC - a Delaware limited liability company
11.	BMC EG BLUFFS, LLC - a Delaware limited liability company
12.	BMC EG BUNGALOW, LLC - a Delaware limited liability company
13.	BMC EG COURTYARDS, LLC - a Delaware limited liability company
14.	BMC EG GARDEN, LLC - a Delaware limited liability company
15.	BMC EG GROVE, LLC - a Delaware limited liability company
16.	BMC EG TOWNS, LLC - a Delaware limited liability company
17.	BMC EG VILLAGE, LLC - a Delaware limited liability company
18.	BMC MEADOWOOD II, LLC - a Delaware limited liability company
19.	BMC PINE RIDGE, LLC - a Delaware limited liability company
20.	BMC PROMISE WAY, LLC - a Delaware limited liability company
21.	BMC RANCHO ETIWANDA, LLC - a Delaware limited liability company
22.	BMC REALTY ADVISORS, INC. - a California corporation
23.	BMC RED HAWK, LLC - a Delaware limited liability company
24.	BMC ROSEMEAD, LLC - a Delaware limited liability company
25.	BMC SAGEWOOD, LLC - a Delaware limited liability company
26.	BMC SHIELDS LOCAN, LLC - a Delaware limited liability company
27.	BMC TOUCHSTONE, LLC - a Delaware limited liability company
28.	BMCH CALIFORNIA, LLC - a Delaware limited liability company
29.	BMCH NORTH CAROLINA, LLC - a Delaware limited liability company
30.	BMCH TENNESSEE, LLC - a Delaware limited liability company
31.	BMCH WASHINGTON, LLC - a Delaware limited liability company
32.	CASA ACQUISITION CORP. - a Delaware corporation
33.	CC COMMUNITIES, LLC - a Colorado limited liability company
34.	CCC HOLDINGS, LLC - a Colorado limited liability company
35.	CCG CONSTRUCTORS LLC - a Georgia limited liability company
36.	CCG REALTY GROUP LLC - a Georgia limited liability company
37.	CCH HOMES, LLC - a Colorado limited liability company
38.	CENTURY AT ANTHOLOGY, LLC - a Colorado limited liability company
39.	CENTURY AT ASH MEADOWS, LLC - a Colorado limited liability company
40.	CENTURY AT AUTUMN VALLEY RANCH, LLC - a Colorado limited liability company
41.	CENTURY AT BEACON POINTE, LLC - a Colorado limited liability company
42.	CENTURY AT BELLEVIEW PLACE, LLC - a Colorado limited liability company
43.	CENTURY AT CALEY, LLC - a Colorado limited liability company
44.	CENTURY AT CANDELAS, LLC - a Colorado limited liability company
45.	CENTURY AT CAROUSEL FARMS, LLC - a Colorado limited liability company
46.	CENTURY AT CASTLE PINES TOWN CENTER, LLC - a Colorado limited liability company
47.	CENTURY AT CLAREMONT RANCH, LLC – a Colorado limited liability company
48.	CENTURY AT COLLIERS HILL, LLC - a Colorado limited liability company
49.	CENTURY AT COMPARK VILLAGE NORTH, LLC - a Colorado limited liability company

SCHEDULE 6.13 – Page 1

50.	CENTURY AT COMPARK VILLAGE SOUTH, LLC - a Colorado limited liability company
51.	CENTURY AT COYOTE CREEK, LLC - a Colorado limited liability company
52.	CENTURY AT FOREST MEADOWS, LLC - a Colorado limited liability company
53.	CENTURY AT HARVEST MEADOWS, LLC - a Colorado limited liability company
54.	CENTURY AT LANDMARK, LLC - a Colorado limited liability company
55.	CENTURY AT LITTLETON VILLAGE, LLC - a Colorado limited liability company
56.	CENTURY AT LITTLETON VILLAGE II, LLC - a Colorado limited liability company
57.	CENTURY AT LOR, LLC - a Colorado limited liability company
58.	CENTURY AT LOWRY, LLC - a Colorado limited liability company
59.	CENTURY AT MARVELLA, LLC - a Colorado limited liability company
60.	CENTURY AT MAYFIELD, LLC - a Colorado limited liability company
61.	CENTURY AT MIDTOWN, LLC - a Colorado limited liability company
62.	CENTURY AT MILLENNIUM, LLC - a Colorado limited liability company
63.	CENTURY AT MURPHY CREEK, LLC - a Colorado limited liability company
64.	CENTURY AT OAK STREET, LLC - a Colorado limited liability company
65.	CENTURY AT OBSERVATORY HEIGHTS, LLC - a Colorado limited liability company
66.	CENTURY AT OUTLOOK, LLC - a Colorado limited liability company
67.	CENTURY AT PEARSON GROVE, LLC - a Colorado limited liability company
68.	CENTURY AT SALISBURY HEIGHTS, LLC - a Colorado limited liability company
69.	CENTURY AT SOUTHSHORE, LLC - a Colorado limited liability company
70.	CENTURY AT SPRING VALLEY RANCH, LLC - a Colorado limited liability company
71.	CENTURY AT TANGLEWOOD, LLC - a Colorado limited liability company
72.	CENTURY AT TERRAIN, LLC - a Colorado limited liability company
73.	CENTURY AT THE GROVE, LLC - a Colorado limited liability company
74.	CENTURY AT THE HEIGHTS, LLC - a Colorado limited liability company
75.	CENTURY AT THE MEADOWS, LLC - a Colorado limited liability company
76.	CENTURY AT VISTA RIDGE, LLC - a Colorado limited liability company
77.	CENTURY AT WILDGRASS, LLC - a Colorado limited liability company
78.	CENTURY AT WOLF RANCH, LLC - a Colorado limited liability company
79.	CENTURY AT WYNDHAM HILL, LLC - a Colorado limited liability company
80.	CENTURY CITY, LLC - a Colorado limited liability company
81.	CENTURY COMMUNITIES OF CALIFORNIA, LLC - a Delaware limited liability company
82.	CENTURY COMMUNITIES OF GEORGIA, LLC - a Colorado limited liability company
83.	CENTURY COMMUNITIES OF NEVADA, LLC - a Delaware limited liability company
84.	CENTURY COMMUNITIES OF NEVADA REALTY, LLC - a Nevada limited liability company
85.	CENTURY COMMUNITIES OF NORTH CAROLINA, LLC - a Delaware limited liability company
86.	CENTURY COMMUNITIES OF SOUTH CAROLINA, LLC - a Delaware limited liability company
87.	CENTURY COMMUNITIES OF TENNESSEE, LLC - a Delaware limited liability company
88.	CENTURY COMMUNITIES OF UTAH, LLC - a Utah limited liability company
89.	CENTURY COMMUNITIES OF WASHINGTON, LLC - a Delaware limited liability company
90.	CENTURY COMMUNITIES SOUTHEAST, LLC - a Colorado limited liability company
91.	CENTURY GROUP LLC - a Colorado limited liability company
92.	CENTURY LAND HOLDINGS, LLC - a Colorado limited liability company
93.	CENTURY LAND HOLDINGS II, LLC - a Colorado limited liability company
94.	CENTURY LAND HOLDINGS OF TEXAS, LLC - a Colorado limited liability company
95.	CENTURY LAND HOLDINGS OF UTAH, LLC - a Utah limited liability company
96.	CENTURY RHODES RANCH GC, LLC - a Delaware limited liability company
97.	CENTURY TOWNHOMES AT CANDELAS, LLC - Colorado limited liability company
98.	CENTURY TUSCANY GC, LLC - a Delaware limited liability company
99.	CHERRY HILL PARK, LLC - a Colorado limited liability company
100.	COTTAGES AT WILLOW PARK, LLC - a Colorado limited liability company
101.	CROWN HILL, LLC - a Colorado limited liability company
102.	ENCLAVE AT BOYD PONDS, LLC - a Colorado limited liability company
103.	ENCLAVE AT CHERRY CREEK, LLC - a Colorado limited liability company
104.	ENCLAVE AT PINE GROVE, LLC - a Colorado limited liability company
105.	ESTATES AT CHATFIELD FARMS, LLC - a Colorado limited liability company
106.	HEARTH AT OAK MEADOWS, LLC - a Colorado limited liability company

SCHEDULE 6.13 – Page 2

107.	HOMETOWN, LLC - a Colorado limited liability company
108.	HOMETOWN SOUTH, LLC - a Colorado limited liability company
109.	HORIZON BUILDING SERVICES, LLC - a Colorado limited liability company
110.	LAKEVIEW FORT COLLINS, LLC - a Colorado limited liability company
111.	MADISON ESTATES, LLC - a Colorado limited liability company
112.	MERIDIAN RANCH, LLC - a Colorado limited liability company
113.	MONTECITO AT RIDGEGATE, LLC - a Colorado limited liability company
114.	NEIGHBORHOOD ASSOCIATIONS GROUP, LLC - a Delaware limited liability company
115.	PARK 5TH AVENUE DEVELOPMENT CO., LLC - a Colorado limited liability company
116.	PRESERVE AT BRIARGATE, LLC - a Colorado limited liability company
117.	RESERVE AT HIGHPOINTE ESTATES, LLC - a Colorado limited liability company
118.	RESERVE AT THE MEADOWS, LLC - a Colorado limited liability company
119.	SADDLEBACK HEIGHTS, LLC - a Colorado limited liability company
120.	SADDLE ROCK GOLF, LLC - a Colorado limited liability company
121.	STETSON RIDGE HOMES, LLC - a Colorado limited liability company
122.	SWMJ CONSTRUCTION, INC. - a Texas corporation
123.	THE RETREAT AT RIDGEGATE, LLC - a Colorado limited liability company
124.	THE VISTAS AT NOR’WOOD, LLC - a Colorado limited liability company
125.	UCP, LLC - a Delaware limited liability company
126.	UCP BARCLAY III, LLC - a Delaware limited liability company
127.	UCP EAST GARRISON, LLC - a Delaware limited liability company
128.	UCP HILLCREST HOLLISTER, LLC - a Delaware limited liability company
129.	UCP KERMAN, LLC - a Delaware limited liability company
130.	UCP MEADOWOOD III, LLC - a Delaware limited liability company
131.	UCP SAGEWOOD, LLC - a Delaware limited liability company
132.	UCP SANTA ANA HOLLISTER, LLC - a Delaware limited liability company
133.	UCP SOLEDAD, LLC - a Delaware limited liability company
134.	UCP TAPESTRY, LLC - a Delaware limited liability company
135.	UCP QUAIL RUN, LLC - a Delaware limited liability company
136.	VENUE AT ARISTA, LLC - a Colorado limited liability company
137.	VERONA ESTATES, LLC - a Colorado limited liability company
138.	VILLAS AT MURPHY CREEK, LLC - a Colorado limited liability company
139.	WATERSIDE AT HIGHLAND PARK, LLC - a Colorado limited liability company
140.	WESTOWN CONDOMINIUMS, LLC - a Colorado limited liability company
141.	WESTOWN TOWNHOMES, LLC - a Colorado limited liability company
142.	WILDGRASS, LLC - a Colorado limited liability company
143.	WJH LLC - a Delaware limited liability company

SCHEDULE 6.13 – Page 3